LEGG MASON PARTNERS INVESTMENT FUNDS INC.

Legg Mason Partners Real Return Strategy Fund

Supplement dated June 30, 2006

To Prospectus dated January 30, 2006

The Board of Directors of Legg Mason Partners Real Return Strategy Fund has approved the termination and liquidation of the Fund. The Board intends to seek approval of the termination and liquidation of the Fund from the shareholders of the Fund at a meeting of shareholders expected to be held during the fourth quarter of 2006. The termination will occur as soon as reasonably practicable once the requisite shareholder approval has been obtained. Until such approval is received, the Fund’s assets will continue to be invested in accordance with the Fund’s investment objective. In the interim, however, the Board has voted to close the Fund to new purchases and exchange purchases, on close of business June 30, 2006, except that dividend reinvestment and Class B to Class A conversions will continue until the Fund is terminated. In addition, the Fund will remain open for investment by those current shareholders who have elected to invest through a systematic investment plan, payroll deduction or BISYS retirement plan until August 4, 2006 in order to permit them to select an investment alternative.

At any time prior to the termination of the Fund, shareholders may redeem their shares. Shareholders may also exchange their shares for the same class of shares of other Legg Mason Partners Funds, without the imposition of a sales charge, with the proceeds from any redemption. Any deferred sales charge that would otherwise be payable due to the redemption of any shares of the Fund will be waived as of the close of business on June 30, 2006.

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